Laudus Trust
Laudus® U.S. Large Cap Growth Fund

Portfolio Holdings as of June 30, 2020 (Unaudited)
The following are the portfolio holdings as of the report date. For more information, please refer to the fund’s semiannual or annual shareholder reports.

Security	Number of Shares	Value ($)
Common Stock 99.7% of net assets

Automobiles & Components 0.4%
Ferrari N.V.	62,403	10,671,537

Capital Goods 1.1%
Roper Technologies, Inc.	73,547	28,555,358

Commercial & Professional Services 3.9%
CoStar Group, Inc. *	78,933	56,095,315
TransUnion	365,524	31,815,209
Waste Management, Inc.	107,271	11,361,072
		99,271,596

Consumer Durables & Apparel 2.6%
LVMH Moet Hennessy Louis Vuitton SE ADR	199,417	17,634,446
NIKE, Inc., Class B	504,085	49,425,534
		67,059,980

Consumer Services 1.2%
Domino’s Pizza, Inc.	36,052	13,319,051
Hilton Worldwide Holdings, Inc.	247,691	18,192,904
		31,511,955

Diversified Financials 3.7%
CME Group, Inc.	138,656	22,537,146
S&P Global, Inc.	221,049	72,831,225
		95,368,371

Food, Beverage & Tobacco 0.7%
Constellation Brands, Inc., Class A	100,037	17,501,473

Health Care Equipment & Services 6.9%
Boston Scientific Corp. *	1,292,526	45,380,588
Humana, Inc.	94,800	36,758,700
Intuitive Surgical, Inc. *	64,970	37,021,855
UnitedHealth Group, Inc.	191,875	56,593,531
		175,754,674

Materials 2.2%
Ball Corp.	264,559	18,384,205
The Sherwin-Williams Co.	65,343	37,758,452
		56,142,657

Security	Number of Shares	Value ($)
Media & Entertainment 10.8%
Alphabet, Inc., Class A *	55,351	78,490,486
Facebook, Inc., Class A *	271,529	61,656,090
Netflix, Inc. *	186,729	84,969,164
Snap, Inc., Class A *	2,111,905	49,608,648
		274,724,388

Pharmaceuticals, Biotechnology & Life Sciences 4.6%
AstraZeneca plc ADR	463,230	24,500,235
Biogen, Inc. *	36,375	9,732,131
Vertex Pharmaceuticals, Inc. *	141,342	41,032,996
Zoetis, Inc.	302,615	41,470,360
		116,735,722

Real Estate 2.5%
Prologis, Inc.	168,437	15,720,225
SBA Communications Corp.	162,343	48,365,227
		64,085,452

Retailing 17.3%
Alibaba Group Holding Ltd. ADR *	242,233	52,249,658
Amazon.com, Inc. *	91,657	252,865,165
Lowe’s Cos., Inc.	342,753	46,312,785
MercadoLibre, Inc. *	51,993	51,253,140
The TJX Cos., Inc.	780,845	39,479,523
		442,160,271

Semiconductors & Semiconductor Equipment 4.2%
Analog Devices, Inc.	333,333	40,879,959
ASML Holding N.V.	179,224	65,959,809
		106,839,768

Software & Services 34.1%
Adobe, Inc. *	170,416	74,183,789
Autodesk, Inc. *	90,196	21,573,981
Coupa Software, Inc. *	46,114	12,775,423
Fidelity National Information Services, Inc.	161,903	21,709,573
GoDaddy, Inc., Class A *	320,487	23,501,312
Intuit, Inc.	232,545	68,877,504
Mastercard, Inc., Class A	346,094	102,339,996
Microsoft Corp.	1,034,385	210,507,691
PayPal Holdings, Inc. *	231,121	40,268,212
RingCentral, Inc., Class A *	45,550	12,982,205
salesforce.com, Inc. *	276,453	51,787,940
ServiceNow, Inc. *	201,843	81,758,526
Shopify, Inc., Class A *	29,463	27,966,280
Visa, Inc., Class A	627,650	121,243,150
		871,475,582

Laudus U.S. Large Cap Growth Fund
Portfolio Holdings (Unaudited) continued

Security	Number of Shares	Value ($)
Technology Hardware & Equipment 3.5%
Apple, Inc.	163,013	59,467,142
Keysight Technologies, Inc. *	286,055	28,828,623
		88,295,765
Total Common Stock
(Cost $1,410,815,862)		2,546,154,549

Other Investment Company 0.3% of net assets

Money Market Fund 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.12% (a)	8,250,901	8,250,901
Total Other Investment Company
(Cost $8,250,901)		8,250,901
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.

ADR –	American Depositary Receipt

The following is a summary of the inputs used to value the fund’s investments as of June 30, 2020:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$2,546,154,549	$—	$—	$2,546,154,549
Other Investment Company[1]	8,250,901	—	—	8,250,901
Total	$2,554,405,450	$—	$—	$2,554,405,450
[1]	As categorized in Portfolio Holdings.
Fund investments in underlying mutual funds are classified as Level 1, without consideration to the classification level of the investments held by the underlying mutual funds, which could be Level 1, Level 2 or Level 3.

Laudus U.S. Large Cap Growth Fund
Notes to Portfolio Holdings

Under procedures approved by the fund’s Board of Trustees (the Board), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•  Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•  Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
•  Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the Net Asset Value (NAV) of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the fund pursuant to these procedures.
•   Underlying funds: Mutual funds are valued at their respective NAVs.
In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America (GAAP), the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•  Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the fund values its holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.

Laudus U.S. Large Cap Growth Fund
Notes to Portfolio Holdings (continued)

•  Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
REG60662JUN20
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